UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2024

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Securities Purchase Agreement
On March 11, 2024, Skye Bioscience, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (collectively, the “Investors”) to issue and sell at closing an aggregate of 4,000,000 shares (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”), at a price of $10.00 per Share (the "Private Placement"). The Company expects to receive aggregate gross proceeds from the Private Placement of $40,000,000, before deducting placement agent fees and offering expenses. The Private Placement closed on March 13, 2024.
Piper Sandler acted as the lead placement agent and Oppenheimer & Co. acted as a placement agent for the PIPE financing.
A form of the Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or the Investors. The Purchase Agreement contains customary representations, warranties and covenants that the Company and the Investors made to each other as of specific dates. The Company granted the Investors indemnification rights with respect to its representations, warranties, covenants and agreements under the Purchase Agreement. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Purchase Agreement between the Company and the Investors and may be subject to important qualifications and limitations agreed to by the Company and the Investors in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between the Company and the Investors rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.
The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.
Registration Rights Agreement
On March 11, 2024, concurrently and in connection with the execution of the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Investors will have certain customary registration rights, and the Company will be required to prepare and file a resale registration statement (the “Registration Statement”) with the SEC to register the resale of the Shares and the Warrant Shares within 60 days after the date of the Registration Rights Agreement (the “Filing Date”), and to use reasonable best efforts to have the Registration Statement declared effective as promptly as possible thereafter, and in any event no later than 30 days following the Filing Date (or 60 days following the Filing Date in the event the SEC reviews and has written comments to the Registration Statement).
The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Lock-up Agreements
Concurrently and in connection with Private Placement, the directors and officers of the Company entered into lock-up agreements with the Placement Agent, pursuant to which each such holder will be subject to a lock-up period of 90 days following the closing of the Private Placement on the sale or transfer of securities of the Company held by each such stockholder, subject to certain exceptions.
Amendment to Common Stock Purchase Warrants
Concurrently and in connection with the Private Placement, the Company entered into an amendment (the “Amendment”) to the warrants issued pursuant to that certain Securities Purchase Agreement, dated August 15, 2023, by and between the Company and certain investors (the “2023 PIPE Warrants”) . Pursuant to the Amendment, the Company agreed to amend the 2023 PIPE Warrants so that the 2023 PIPE Warrants may be exercised on a "cashless" basis (i) at any time if there is no effective registration statement registering, or no current prospectus available for, the issuance or resale of the shares issuable to the holder pursuant to the 2023 PIPE Warrant, (ii) at any time prior to March 11, 2025, or (iii) if the holder purchases securities under the Purchase Agreement, at any time prior to September 1, 2025. The other terms of the 2023 PIPE Warrants will remain unchanged.
The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
The information contained in Item 1.01 of this Current Report on Form 8-K under the heading "Securities Purchase Agreement" is incorporated by reference into this Item 3.02.
The Shares were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring such securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.
Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the Shares or any other securities of the Company.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Amendment to Common Stock Purchase Warrants
10.1#	Form of Securities Purchase Agreement, dated as of March 11, 2024, by and among Skye Bioscience, Inc. and the Investors named therein
10.2#	Form of Registration Rights Agreement, dated as of March 11, 2024, by and among Skye Bioscience, Inc. and the Investors named therein
104	Cover Page Interactive Data File (embedded within the inline XBRL document)
# Certain exhibits or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: March 13, 2024	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer